EXHIBIT 10.2

                                 THIRD AMENDMENT

                            Dated as of June 12, 2003


     This THIRD AMENDMENT (the "Third Amendment") among AVADO BRANDS, INC., a Georgia corporation ("Borrower"), each of the lenders that from time to time is a party to the Credit Agreement (referred to below) as lenders (such lenders, each individually a "Lender" and collectively, the "Lenders"), HILCO CAPITAL LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, the "Administrative Agent"), and DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as collateral agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, the "Collateral Agent").


                             PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders, the Administrative Agent and the Collateral Agent have entered into the Third Amended and Restated Credit Agreement dated as of March 21, 2003, as amended by that certain First Amendment dated as of May 8, 2003, and as amended by that certain Second Amendment dated as of May 23, 2003 (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

     (2) The Borrower has requested that certain revisions be made to the Credit Agreement and the Lenders have agreed to make such revisions on the terms and subject to the conditions set forth in this Third Amendment.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order:

     "Third Amendment" means the Third Amendment to this Agreement dated as of June 12, 2003.

     "Third Amendment Effective Date" has the meaning set forth in Section 2 of the Third Amendment.

     (b) The definition of "Commitment Reduction Amount" in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting therefor the following:

     "'Commitment Reduction Amount' means an amount equal to $17,000,000 minus $8,005,418."

     (c) The definition of "Liquor License Subsidiaries" in Section 1.01 of the Credit Agreement is hereby amended by adding the following phrase to such definition immediately following "Don Pablo's TX Liquor, Inc.,":

     "a Texas corporation, Don Pablo's Beltline Club, Inc., a Texas corporation, Don Pablo's Lewisville Club, Inc., a Texas corporation, Don Pablo's Vantage Club, Inc., a Texas corporation, Don Pablo's Pavilion Club, Inc., a Texas corporation,"

     (d) The definition of "Loan Subfacility" in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting therefor the following:

     "'Loan Subfacility' means that portion of the Commitments equal to: (i) during the Buyback Period, $23,000,000, which amount shall be increased from $23,000,000 to $25,000,000 upon the satisfaction of all of the conditions set forth in Section 5.03(a) and from $25,000,000 to $27,000,000 upon the satisfaction of all of the conditions set forth in Section 5.03(b) (such amount set forth in clause (i) being the "Subfacility Amount"); and (ii) for all times on and after the Third Amendment Effective Date, the Subfacility Amount less the Commitment Reduction Amount, in each case, as such amount may be reduced pursuant to the terms hereof, or such other amount as shall be agreed in writing by the Agents, the Lenders and the Borrower."

     (e) The definition of "SunTrust Option" in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting therefor the following:

     "'SunTrust Option' means the Borrower's option to purchase the equipment which is subject to the SunTrust Master Lease Documents either (i) pursuant to the terms of the SunTrust Master Lease Documents or (ii) for a payment up to $2,369,340.97 in exchange for the termination of the SunTrust Master Lease Documents in their entirety and the termination of all liens on encumbered property relating thereto."

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     (f) Section  2.01(f) of the Credit  Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

     "(f) Use of Proceeds. Proceeds of the Loans shall be used (i) on the Third Amendment Effective Date, to acquire certain pieces of equipment pursuant to the SunTrust Option in an amount of up to $2,369,340.97 and to pay legal fees in connection with the termination of the SunTrust Master Lease Documents in their entirety in an amount of up to $30,659.03, and (ii) thereafter, to provide for ongoing working capital needs in the ordinary course of the business of the Borrower and for other lawful general corporate purposes not prohibited hereunder."

     (g) Section 3.01(b)(i) of the Credit Agreement is hereby amended by deleting the term "Administrative Agent" in the second sentence thereof and replacing such term with the term "Collateral Agent".

     (h) Subsection (vii) of Section 3.01(b)(vii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

     "(vii) On the Third Amendment Effective Date, the Commitments will be permanently reduced by an amount equal to the Commitment Reduction Amount."

     (i) Section 7.03(d) of the Credit Agreement is hereby amended by deleting the first word of the sentence and replacing it with "As", and deleting the last punctuation mark thereof and replacing it with ".".

     (j) Section 7.03(e) of the Credit Agreement is hereby amended by deleting the first word of the sentence and replacing it with "As", and deleting the last punctuation mark thereof and replacing it with ".".

     (k) Section 7.03 of the Credit Agreement is hereby amended by inserting the following new clauses at the end thereof:

     "(f) As soon as possible and in any event within 5 days following the end of each week, same store sales analysis from Restaurant operations for such week in the form as attached hereto as Exhibit I.

     (g) As soon as possible and in any event within 2 Business Days following receipt of funds in exchange for the disposition of Assets Held For Sale, Borrower shall update and deliver to the Agents the information contained in
Schedule 1.01(B) as attached hereto to reflect such disposition of Assets Held For Sale."

     (l) Section 9.03(c) of the Credit Agreement is hereby amended by deleting the last punctuation mark thereof and replacing it with "; and".

     (m) Section 9.03 of the Credit Agreement is hereby amended by inserting the following new clause at the end thereof:

     "(d) the Borrower may purchase all or substantially all of the assets of Apple South Trust No. 97-1 pursuant to the SunTrust Option."

     (n) Section 9.07 of the Credit Agreement is hereby amended by deleting the chart appearing therein and replacing it with the following chart:

               Fiscal Year                Maximum Capital Expenditures

               2003                                $8,800,000*

               2004 and each                       $7,500,000
               Fiscal Year thereafter

     * Such amount includes $4,369,340.97 (comprised of $2,000,000.00 drawn under a Letter of Credit and a payment of $2,369,340.97 in exchange for the termination of the SunTrust Master Lease Documents) that shall be applied to and used for a payment pursuant to the SunTrust Option.

     (o) Section 11.01 of the Credit Agreement is hereby amended by deleting the second reference to term "Administrative Agent" in the second to the last sentence thereof and replacing such term with the term "Collateral Agent".

     (p) Section 11.01 of the Credit Agreement is hereby amended by deleting the term "Administrative Agent" in the last sentence thereof and replacing such term with the term "Collateral Agent".

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     (q) Section  14.02(c) of the Credit Agreement is hereby amended by deleting the following phrase:

     "provided, however, that no consent of the Term Loan Lenders shall be required for the compromise of any Obligation relating solely to Loans and no consent of the Lenders shall be required for the compromise of any Obligation relating solely to Term Loans;"

     SECTION 2. Conditions of Effectiveness. This Third Amendment shall become effective (the "Third Effective Date") as of June 12, 2003 when:

     (a) the Collateral Agent shall have received counterparts of this Third Amendment executed by the Borrower, the other Loan Parties and the Lenders,

     (b) the conditions precedent contained in Section 5.03(b) of the Credit Agreement shall have been satisfied,

     (c) the Administrative Agent shall have received, for the ratable benefit of the Lenders, a fee in the amount of $150,000, which fee shall be fully earned and non-refundable when paid, and

     (d) the Collateral Agent shall have received a letter executed by SunTrust Bank, in a form reasonably satisfactory to the Collateral Agent, delivered to Borrower evidencing Borrower's purchase of equipment pursuant to the SunTrust Option and the release of all security interests held in connection therewith.

     SECTION 3. Waiver. By execution hereto the Parties hereby waive any Default or Event of Default by way of Borrower's failure to pay the scheduled rent payment in the Amount of $246,336.00 due on April 30, 2003 and Borrower's failure to pay the scheduled rent payment in the Amount of $247,067.33 due on May 31, 2003 under the SunTrust Master Lease Documents.

     SECTION 4. Representations and Warranties of the Borrowers. The Borrower represents and warrants as follows:

     (a) As of the Third Amendment Effective Date, both before and after giving effect to the Loans to be made on the Third Amendment Effective Date, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and complete in all material respects.

     (b) As of the Third Amendment Effective Date, both before and after giving effect to the Loans to be made on the Third Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

     SECTION  5.  Reference  to and Effect on the Loan  Documents.

     (a) Upon the effectiveness of Section 1 of this Third Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

     (c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 6. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 7. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 8. Collateral. By execution hereto, the parties hereby acknowledge that all right, title and interest in the assets that were subject to, governed by or created by the SunTrust Master Lease Documents shall be subject to the security interest created by the Security Agreements and constitute Collateral thereunder; provided, further, Borrower hereby agrees to file UCC-3 termination statements terminating all financing statements filed in connection with the SunTrust Master Lease Documents within thirty (30) days following the Third Amendment Effective Date and promptly provide Collateral Agent with evidence of such filed UCC-3 termination statements.


                           [Signature page to follow]

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     IN WITNESS WHEREOF,  the parties hereto have caused this Third Amendment to be executed as of the date first above written.

                               AVADO BRANDS, INC.



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               HILCO CAPITAL LP,
                               as Administrative Agent and Lender



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as Collateral Agent and Lender



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               DB SPECIAL OPPORTUNITIES LP



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               HIGHBRIDGE/ZWIRN
                               SPECIAL OPPORTUNITIES FUND, L.P.



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


                               TRS METIS LLC



                               By:
                                     -----------------------------------
                               Title:
                                     -----------------------------------


     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b) of SEC Regulation S-K. By the filing of this Form 8-K, the Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the commission upon request.


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